Exhibit 10.16

                                             This instrument prepared by and
                                             when recorded, please return to:
                                             Elizabeth B. Chandler, Esq.
                                             Troutman Sanders LLP
                                             600 Peachtree Street, Suite 5200
                                             Atlanta, Georgia  30308-2216

                                  EASEMENT DEED


         WITNESSETH this Easement Deed ("Easement Deed") by and between Scott Paper Company and Mobile Energy Services Company, L.L.C., dated as of the 8th day of December, 1995.

                                 R E C I T A L S

          (i) Scott Paper Company ("Scott") is a Pennsylvania corporation with an office at Scott Plaza, Philadelphia, Pennsylvania 19113-1585; and

          (ii) Mobile Energy Services Company, L.L.C. ("MESC"), is an Alabama limited liability company whose principal place of business is at 200 Bay Bridge Road, Mobile, Alabama 36652; and

          (iii)Scott owns Lots 8, 10, and 11 (separately, "Lot 8," "Lot 10," or "Lot 11," Lot 8 and 11 together, "Lots 8 and 11") of the Scott Paper Company Subdivision (the "Scott Subdivision") as shown on a plat thereof recorded in Map Book 64, page 39, in the Office of the Judge of Probate of Mobile County, Alabama; and

          (iv) By lease agreement ("MESC Lease") dated as of December 12, 1994, Scott leased and demised unto Mobile Energy Services Holdings, Inc. ("MESH") (formerly known as "Mobile Energy Services Company, Inc.") portions of Lot 11, a memorandum of which is recorded in Real Property Book 4222, page 1248, in the Office of the Judge of Probate of Mobile County, Alabama; and

          (v) By bill of sale dated as of December 12, 1994, and pursuant to the Asset Lease Assumption Agreements, Scott transferred to MESH various utility and recovery pipes, structures, and equipment (collectively, the "MESC Equipment") situated upon the Leased Premises and upon Lots 8 and 11; and

          (vi) Scott,   MESH  and  S.D.  Warren  Company  entered  that  certain
               unrecorded   Master  Operating   Agreement   ("Master   Operating
               Agreement") dated as of December 12, 1994; and

          (vii)By Omnibus Deed, Bill of Sale, General Assignment and Conveyance, dated as of July 14, 1995, MESH transferred the MESC Equipment to MESC and assigned all of MESH's right, title, and interest in and to the MESC Lease; and

          (viii) By Second Amendment to Supplementary Lease Agreement, dated as of August 1, 1995, Scott and MESC amended the MESC lease to substitute for the Original




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                  Leased Premises the legal descriptions which are attached
                  hereto as Exhibit "A" and by this reference incorporated herein (collectively, the "Leased Premises"), a memorandum of which is recorded in Real Property Book ___, page ___, in the Office of the Judge of Probate, Mobile County, Alabama records; and

          (ix) Scott and MESC agree that MESC may need access to (1) various utility and recovery pipes, structures, and equipment (collectively, the "Pulp Mill Utility Equipment") that benefit the Leased Premises and that are situated upon Lots 8 and 11, and/or (ii) certain services utilized by MESC employees, invitees and/or licensees ("Utilized Services") performed or provided for the benefit of the Leased Premises at facilities situated upon, or to which access is obtained through and/or over, Lot 8, Lot 11, and/or Lots 8 and 11, and (iii) the Leased Premises; and

          (x) MESC acknowledges that it is aware that Scott intends to construct a clarifier on the portion of Lot 11 (the "Clarifier Site") to the north and the west of Parcel II of the Leased Premises in the vicinity of "Landing Lane" west of its intersection with "Environmental Land", and MESC agrees that it will select routes for the various services across Lot 11 to and from Parcel II of the Leased Premises that will not occupy the Clarifier Site; and

          (xi) Capitalized terms used herein that are not otherwise defined herein shall have the meanings given in Exhibit A to the Master Operating Agreement; and


                                   AGREEMENTS
                                       AND
                               GRANTS OF EASEMENTS


         1. Scott and MESC hereby agree that the RECITALS hereto, Exhibit "A" hereto, the Master Operating Agreement, and Exhibit "A" to the Master Operating Agreement shall be, and hereby are, incorporated herein as a part of this Easement Deed.

         2. For and in consideration of the premises, the mutual covenants herein contained, the sum of Ten and No/100ths Dollars ($10.00), and other good and valuable consideration in hand paid to Scott by MESC, the receipt and sufficiency of which Scott hereby acknowledges and confirms, Scott does, subject to the reservations and restrictions set forth herein, hereby grant, bargain, sell, and convey unto MESC a non-exclusive easement upon, over, beneath, and across Lot 11, as indicated below (excluding the Clarifier Site) (and Lots 8 and/or 10 where indicated below), for the following purposes:





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          a. Ingress to and egress from, and for operation and use of, all pipes located on the Lots 8 and 11 utilized by or in connection with the Leased Premises;

          b. Pedestrian and vehicular ingress to and egress from the Leased Premises and the buildings and facilities at which the Utilized Services are provided or performed, over that part of Environmental Lane situated in Lot 10 and all present and future roads located on Lot 11, including (except as to "Landing Lane," west of its intersection with "Environmental Lane") and otherwise without limitation, all of the roads shown as being located on Lot 11 at the Pulp Mill on the Scott Paper Company Mill Wide Road Plan, Drawing A52045, prepared by BE&K Engineering Company in February, 1991, and revised on February 26, 1991, April 23, 1991, and August 8, 1993;

          c. Ingress to and egress from the location of, and for the support, use, installation (in such location(s) thereof as to be mutually agreed upon by Scott and MESC), repair, replacement, alteration, and restoration, of the electrical wiring and facilities owned by MESC and located on Lot 8 and/or Lot 10 and/or Lot 11 for the use of the Leased Premises;

          d. Ingress to and egress from the location of, and for the installation, operation and maintenance of a storm sewer system in such location(s) thereof as to be mutually agreed upon by Scott and MESC to benefit Parcel II of the Leased Premises on, under, over, and across: (i) that part of Lot 11 lying due east of Parcel II of the Leased Premises; and (ii) if a storm sewer connection exists as of the date hereof on Lot 10, that part of Lot 10 between such existing storm sewer connection and Parcel II of the Leased Premises;

          e. Ingress to and egress from the location of, and for the installation, operation and maintenance of a potable water system to benefit Parcel II the Leased Premises on, under, over and across Lot 11 (excluding the Clarifier Site) in such location(s) as to be mutually agreed upon by Scott and MESC;

         f. Ingress to and egress from the location of, and for the installation, operation and maintenance of a process sewer system in such location(s) as to be mutually agreed upon by Scott and MESC to benefit Parcel II of the Leased Premises on, under, over, and across:
         (i) Lot 11 (excluding the Clarifier Site); and (ii) if a process sewer connection exists as of the date hereof on Lot 10, that part of Lot 10 between such existing process sewer connection and Parcel II of the Leased Premises;

         g. Ingress to and egress from the location of, and for the installation, operation and maintenance of a sanitary sewer system to benefit Parcel II of the Leased Premises on, under, over, and across Lot 11 (excluding the Clarifier Site) in such location(s) as to be mutually agreed upon by Scott and MESC;




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         h. Ingress to and egress from the location of, and for the installation, operation and maintenance of telephone and communications lines to benefit Parcel II of the Leased Premises on, under, over and across Lot 10 and Lot 11 in such location(s) as to be mutually agreed upon by Scott and MESC;

         i. Ingress to and egress from the location of, and for support, operation, use, maintenance, repair, (and in such location(s) as to be mutually agreed upon by Scott and MESC, the construction, erection, replacement, improvement, alteration, and reinstallation of), to the extent owned by MESC for the operation and use of the Leased Premises the fire protection system located on Lots 8 and 11;

         j. Ingress to and egress from, and for the operation and use of a drainage system in such location(s) as to be mutually agreed upon by Scott and MESC on, under, over, and across: (i) that part of Lot 11 lying due east of Parcel II of the Leased Premises, including, but not limited to, the right to discharge surface water, if any, from the Parcel II of the Leased Premises on to that part of Lot 11 lying due east of Parcel II of the Leased Premises from time to time; and (ii) if a surface water drain exists as of the date hereof on Lot 10, the right to tie into such existing surface water drain on Lot 10 together with ingress thereto and egress therefrom;

          k. Ingress to and egress from, and for the installation, maintenance, operation and use of all existing pipes, electrical lines, instrument lines, and communication lines serving Parcel I of the Leased Premises;

together with all rights and privileges necessary for the use, maintenance, and enjoyment by MESC of the aforesaid easements (the "Easements").

TO HAVE AND TO HOLD the Easements unto MESC and its successors and assigns from the date hereof until the termination of the Easements as set forth herein.

         3. In addition, Scott does, subject to the reservations and restrictions set forth herein, hereby grant, bargain, sell and convey unto MESC a non-exclusive temporary construction easement (the "Interim Easement") upon, over, beneath, and across the a strip of land lying between Parcel II of the Leased Premises and the boundary of Lot 11 or a distance of fifty feet, whichever is larger, but excluding the Clarifier Site for the storage of materials during the construction of a maintenance facility (the "Maintenance Facility") on Parcel II of the Leases Premises;

TO HAVE AND TO HOLD such Interim Easement unto MESC and its successors and assigns from the date hereof until the termination of such Interim Easement as set forth herein.





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



         4. MESC shall exercise its easement rights granted hereunder in such a manner as not to interfere unreasonably with the use, occupancy, or enjoyment of Lot 8, Lot 11, and/or Lots 8 and 11 or the improvements thereon, taking such precautions as may be reasonably necessary to prevent unnecessary foreseeable damage to adjacent or adjoining property or injury to persons. Upon MESC's completion of any maintenance, repair, or replacement work, MESC shall restore the subject area to its former condition (insofar as possible) with all debris removed.

         5. Scott shall not interfere in any manner with the easements granted hereunder, nor with the location any of the MESC Equipment, Pulp Mill Utility Equipment, or Utilized Services to which MESC has access, use and/or other rights hereunder, except as expressly permitted as hereinafter provided. Scott reserves the right to relocate, at its sole cost and expense, any and/or all of the MESC Equipment located on Lot 8, Lot 10, Lot 11, and/or Lots 8 and 11, the Pulp Mill Utility Equipment and the Utilized Services (collectively, the "Pulp Mill Facilities") subject to the following restraints on such relocation rights:

         a. Scott shall have the right from time to time to relocate any one or more of such Pulp Mill Facilities to other locations within the Pulp Mill Lots, subject to the terms and provisions of this Easement Deed.

          b. Prior to any relocation of any one or more of the Pulp Mill Facilities, Scott shall give thirty (30) days' written notice of the proposed relocation(s) to MESC and to the Site Operating Committee. The notice shall include a detailed description of the design for the relocated Pulp Mill Facility. With respect to the relocation of any Pulp Mill Facility that transfers electricity, gas, any fluid, or any other Metered Flow, the proposed design for the relocated Pulp Mill Facility shall ensure that the relocated Pulp Mill Facility will not cause any increase in costs to MESC or any system changes reasonably unacceptable to MESC.

         c. Scott shall not commence construction of any such relocated Pulp Mill Facility without obtaining MESC's written approval of the proposed design for the relocated Pulp Mill Facility, provided, however, that MESC shall not unreasonably withhold such approval. Any dispute regarding the withholding of such approval shall be resolved as provided in the Master Operating Agreement.

         d. Scott shall conduct such post-construction tests of any such relocated Pulp Mill Facility as may be reasonably required by MESC. Any dispute regarding such required tests shall be resolved as provided in the Master Operating Agreement.

          e.   If  relocating  a Pulp Mill  Facility  shall  require  an outage,
               shutdown,  or  slowdown,   the  Site  Operating  Committee  shall
               determine the appropriate date and time for




                                                     - 5 -

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                  such relocation, provided however, that such relocation shall occur not later than the next scheduled Cold Shutdown.

         6. This Easement Deed and the easements created hereunder shall run with the land and are and shall be binding upon and inure to the benefit of Scott and MESC and their respective successors and assigns. The easements herein granted to MESC may be utilized by MESC's employees, invitees, and licensees.

         7. The Interim Easement herein granted to MESC hereunder shall cease and terminate upon the earlier to occur of (a) May 30, 1996, and (b) the thirtieth (30th) day following the date upon which the facility that MESC desires to construct upon Parcel II of the Leased Premises is substantially completed.

         8. The easement herein granted to MESC pursuant to Paragraph B hereof and all rights of MESC hereunder, except to the extent otherwise provided in Paragraph 7, shall cease and terminate upon the expiration or termination of all rights of MESC under the MESC Lease, including, without limitation, as applicable, upon the expiration or termination of all of any New Tenant's rights under a New Lease entered into pursuant to the Mortgagee Cure Rights set forth in Section 11.5 of the MESC Lease.

         IN WITNESS WHEREOF, Scott and MESC have caused their names to be executed hereto as of the date first set out above by their duly authorized representatives.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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                               SCOTT PAPER COMPANY


                    By:               /s/
                             As Its:  Assistant Treasurer


STATE OF ALABAMA
COUNTY OF MOBILE


         I, the undersigned Notary Public in and for said County in said State, hereby certify that Thomas C. Deas, Jr., whose name as Assistant Treasurer of Scott Paper Company, a Pennsylvania corporation, is signed to the foregoing easement deed, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 8th day of December, 1995.


                                                                       /s/
                                                              Notary Public

[AFFIX NOTARIAL SEAL]
My Commission Expires:  April 23, 1997





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





                           MOBILE ENERGY SERVICES COMPANY,
                           L.L.C.


                           By:              /s/
                                    As Its:  Vice President


STATE OF GEORGIA
COUNTY OF FULTON


         I, the undersigned Notary Public in and for said County in said State, hereby certify that S. Marce Fuller, whose name as Vice President of Mobile Energy Services Company, L.L.C., an Alabama limited liability company, is signed to the foregoing easement deed, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this the 16th day of January, 1996.


                                                                       /s/
                                                              Notary Public


[AFFIX NOTARIAL SEAL]
My Commission Expires:  June 19, 1996






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


                                   EXHIBIT "A"

ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Mobile, County of Mobile, and State of Alabama, bounded and described as follows:

Parcel I

Beginning at a point in Lot 11 of the Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the Office of the Judge of Probate of Mobile County, Alabama, said point being 3570.10 feet North and 431.54 feet East of the Site of the Great Magnolia, and at Alabama State Plane Coordinate, (West Zone, NAD 1927), North 270056.327 and East 326422.733; Thence N-10-53'-56"-W for
356.22 ft.; Thence S-89-01'-08"-E for 105.36 ft.; Thence S-68-5 2'-49"-E for
194.97 ft.; Thence S-15-17'-38"-E for 241.11 ft.; Thence S-80-56'- 54"-W for
287.04 ft. to the Point of Beginning. Said Parcel (the "East Fuel Tank Parcel") lying and being in Lot 11 of the Scott Paper Company Subdivision and containing
1.968 acres, more or less.

                                                 LESS AND EXCEPT:

Beginning at a point 38.85 feet South and 7.65 feet West of the North East corner of the Parcel described above, said point being at Alabama State Plane Coordinate, (West Zone, NAD 1927), North 270295.212 and East 326634.957; Thence S-42-00'-44"-W for 42.00 ft.; Thence N-47- 59'-16"-W for 50.00 ft.; Thence
N-42-00'-44"-E for 42.00 ft.; Thence S-47-59'-16"-E for 50 ft. to the Point of
Beginning. Said Parcel (the "Excluded Parcel") lying entirely within the East Fuel Tank Parcel described above and containing 2100.00 square feet, more or less.

Parcel II

Beginning at a point in Lot 11 of the Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the office of the Judge of Probate of Mobile County, Alabama; Said point being 2029.873 feet North and 2185.566 feet East of the Site of the Great Magnolia, and at Alabama State Plane Coordinate, West Zone, NAD 1927, North 268516.033, East 328173.913; Thence
N-41(degree)-44'-09"-E for 197.45 feet; Thence S-26(degree)-32'-42"-E for 123.69 feet; Thence S- 34(degree)-20'-56"-E fir 96.39 feet; Thence S-41(degree)-44'-09"-W for 143.79 feet; Thence Northwesterly, around a curve to the left having a radius of 438.37 feet and a Delta angle of 27(degree)-35'-10", the Chord of which bears N-44(degree)-04'-04"-W for 209.02 feet, for an arc distance of 211.06 feet to the Point of Beginning. Said Parcel lying and being entirely within the boundaries of Lot 11 of the aforesaid Scott Paper Company Subdivision, and containing 0.759 acres, more or less.